SCHEDULE 14A

(RULE 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934 (Amendment No.             )

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☐ Preliminaryproxy statement	☐ Confidential, for use of the Commission Only(as permitted by Rule 14a-6(e)(2))
☐ Definitive proxy statement
☐ Definitive additional materials
☒ Soliciting material under Rule 14a-12

KANSAS CITY SOUTHERN

(Name of Registrant as Specified In Its Charter)

Not Applicable

(Name of Person(s) Filing Proxy Statement if other than the Registrant)

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(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

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NAFTA
Rail

transaction summary

NAFTA Rail

KCSR, Tex Mex, TFM
Operating Under Common Control

Omaha
Kansas City
Springfield
St. Louis
Birmingham
Shreveport
Dallas
Meridian
Mobile
Houston
New Orleans
Port Arthur
Laredo
Corpus Christi
Monterrey
Brownsville
San Luis Potosi
Tampico
Guadalajara
Veracruz
Mexico City
Lazero Cardenas

– 2 –

KCSR, Tex Mex, TFM
Operating Under Common Control

Common Control

NAFTA Rail

Kansas City Southern	Texas Mexican
Railway	Railway	TFM
(KCSR)	(Tex Mex)

• NAFTA Rail will be a U.S. corporation, headquartered in Kansas City, with three separate railroad companies that connect end to end and operate under integrated management
- KCS and Tex Mex are U.S. corporations
- TFM is a Mexican corporation

• Surface Transportation Board approval of the common control of KCSR and Tex Mex is required

• Mexico’s Foreign Investment Commission will review the foreign control of TFM

• Mexico’s Competition Commission will review the transaction for competitive effects

Strategic Rationale for NAFTA Rail

• Enhance shareholder value by achieving consolidation of rapidly expanding TFM affiliate in Mexico, with U.S. ownership

• Accretive from day one

• Improve Tex Mex infrastructure and operations to better link the Kansas City Southern Railway with TFM

• Strengthen KCSR/Tex Mex/TFM as the “NAFTA Railroad” in North America

• Increase EPS contribution from faster-growing rail operations in Mexico

• Lengthen hauls through an “across-the-border” view

Enhanced Competition

• Three railroad companies connecting end to end to end

- Maintain the unique culture of each company
- Operating under integrated management
- Only enhances competition–no reduction of competitors in any market

• No “2 to 1 points”
• No overlaps

• Common operating platform, MCS: planned implementation on Tex Mex in September 2003, and on TFM in Q1 2004

- MCS now operating smoothly at KCSR
- Common customer access
- Pro-active service management

• Tightly managed service across U.S.-Mexico border

• Seamless service

- Southern Mexico to the heart of the U.S.
- Integrated operating system
- Integrated customer service

Enhanced Competition  (continued)

• Combined resources lead to enhanced product offerings

- 965 locomotives
- 25,206 freight cars
- 140 transload/reload locations
- 14 intermodal ramps
- 13 ports
- 181 interchange points with other railroads

NAFTA RAIL Governance and Management

• Board of Directors, initially ten members:

- Mike Haverty, Chairman

- Pepe Serrano, Vice-Chairman

- Seven (in addition to Mike Haverty) current KCS Board members; plus Javier Segovia, President of TMM

• Management of NAFTA RAIL
- Chairman, President & CEO: Mike Haverty

• Management of Kansas City Southern Railway
- Chairman, President & CEO: Mike Haverty

• Management of TFM
- Chairman: Pepe Serrano
- CEO: Mario Mohar

Transaction Summary

• To NAFTA RAIL from GTMM
- 38.8% of effective ownership of TFM

• To GTMM from NAFTA RAIL
- 18 million shares of NAFTA RAIL
- $ 200 million cash
- Potential incentive payment of $100 million-$180 million based on a resolution of certain contingencies

• 51.0% of Mexrail acquired by NAFTA RAIL for $32 million

Financial Summary

Income statement data *

(US$mm)

	KCS consolidated	Grupo TFM consolidated	combined

2002 Revenue	$ 566	$ 712	$ 1,278
growth vs. ‘01	( 1.9% )	6.6%	2.7%

2002 EBITDA	$ 109	$ 259	$ 368
margin	19.3%	36.4%	28.8%

2002 EBIT	$ 48	$ 176	$ 224
margin	8.5%	24.7%	17.5%

· NOTES:
KCS consolidated 2002 EDITDA and EBIT exclude KCS’ equity in earnings of Grupo TFM, resulting from existing 37.3% of effective ownership in TFM.

Combined amounts are presented only to demonstrate the relative size of NAFTA Rail if the transaction is consummated. The combined amounts do not reflect the impacts of the application of purchase accounting and do not purport to reflect pro forma financial results as if the transaction had been consummated at the beginning of 2002.

Financial Summary (continued)

Balance Sheet data *

(US$mm)

	KCS consolidated	Grupo TFM consolidated	combined

Cash	$19	$30	$49
Debt	$583	$1,023	$1,606
Net debt	$564	$992	$1,556

* NOTES:

Balance sheet data before acquisition financing. Source: Balance sheet data as of 12/31/02.
Combined amounts are presented only to demonstrate the relative size of NAFTA Rail if the transaction is consummated. The amounts do not reflect the impacts of the application of purchase accounting and do not purport to reflect pro forma balance sheet data as if the transaction had been consummated at December 31, 2002.

Value Added Tax (VAT) Update

• TFM filed a lawsuit against the Mexican Government in 1997 alleging that the Government failed to make a value added tax refund in the amount of $206 million

• October 11, 2002: the Mexican Magistrates Court (the appellate court) unanimously ruled in favor of TFM and ordered the lower Fiscal Court to issue a new ruling consistent with the appellate court’s opinion

• December 10, 2002: the lower Fiscal Court issued a ruling denying TFM the right to receive the VAT refund

• TFM appealed the December 10th ruling to the Mexican Magistrates Court on January 29,2003

Purchase Price Summary

No VAT/ No Put

18.0M shares issued @ $ 11.77 (closing 4/17/03)	$211.9
Cash	$200.0
Purchase total	$411.9

Total value for TMM’s interest	$411.9
TMM’s interest in TFM	38.8%

Implied equity value of TFM	$1,061.5
TFM debt	$1,023.1
TFM cash	$30.2
Implied Total Enterprise Value	$2,054.4

Implied multiples:	TFM metrics
2002 revenue	$712.1	2.9x
2002 EBITDA	$259.2	7.9x
2002 EBIT	$176.1	11.7x

NAFTA Rail

Valuation Summary: 38.8% of GTFM

Valuation Method	Valuation Range	Relevant Parameter
Purchase Price	$412	$200 million plus 18 million shares @ $11.77 per share
Rail Industry Trading Comparables	$319 – $419	LTM EBITDA multiple: 7.0x – 8.0x
Rail Industry Transaction Comparables	$444 – $545	LTM EBITDA multiple: 8.25x – 9.25x

$412
$319
$419
$444
$545
$200
$400
$600

– 13 –

Valuation Summary: 38.8% of GTFM

Valuation Method		Valuation Range		Relevant Parameter

$200 million plus
18 million shares
Purchase Price		$ 412		@ $11.77 per share

Rail Industry				LTM EBITDA
Trading		$319 $ 419		multiple:
Comparables				7.0x – 8.0x

Rail Industry				LTM EBITDA
Transaction		$ 444	$545	multiple:
Comparables				8.25x – 9.25x

	$200	$400	$600

Earnings Impact

No VAT/ No Put

	2003E *	2004E *
KCS standalone EPS	$0.79	$1.05

NAFTA Rail EPS	Higher	Higher

Benefit to NAFTA Rail shareholders	Accretive	Accretive

* First Call Estimates 4/17/03

NAFTA
Rail

North American Rail Coverage

with marketing alliances and connections

– 15 –

North American Rail Coverage
with marketing alliances and connections

In connection with the proposed transaction, Kansas City Southern (“KCS”) will file relevant materials with the Securities and Exchange Commission (“SEC”), including a proxy statement soliciting shareholder approval of certain actions in connection with the transaction. Shareholders are urged to read the proxy statement, as well as any amendments and supplements to the proxy statement (if and when they become available) and any other relevant documents filed with the SEC, because they will contain important information about the transaction. Shareholders and investors may obtain the proxy statement and any other relevant documents free of charge at the SEC’s Internet web site at www.sec.gov. Shareholders may also obtain free of charge the proxy statement and any other relevant documents by contacting the office of the Corporate Secretary at KCS’s principal executive offices at (816) 983-1538. Written requests should be mailed to P.O. Box 219335, Kansas City, Missouri 64121-9335 (or if by federal express or other form of express delivery to 427 West 12th Street, Kansas City, Missouri 64105). Such proxy statement is not currently available. KCS and its directors and executive officers may be deemed to be participants in the solicitation of proxies from KCS shareholders with respect to approval of certain actions in connection with the transaction. Information regarding these directors and executive officers and their beneficial ownership interests in KCS can be found in KCS’s proxy statement on Schedule 14A, filed with the SEC on April 4, 2003, in connection with the 2003 annual meeting of KCS shareholders. Investors may obtain additional information regarding the interests of such participants by reading the proxy statement filed in connection with the transaction when it becomes available.

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